First Quarter 2020 April 28, 2020 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously, the COVID-19 pandemic (the “Pandemic”) may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. The Pandemic has created a global public-health crisis that has resulted in widespread volatility and deteriorations in household, business, economic, and market conditions. It is currently adversely affecting the company and its customers, counterparties, employees, and third-party service providers, and the continued adverse impacts on our business, financial position, results of operations, and prospects could be significant. We are not able to accurately predict the extent of the impact of the Pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects at this time, and we believe it will depend on a number of evolving factors, including: (i) the duration, extent and severity of the Pandemic; (ii) the response of governmental and non-governmental authorities to the Pandemic, which is rapidly changing and not always coordinated or consistent across jurisdictions; (iii) the effect of the Pandemic on our customers, counterparties, employees and third-party service providers, which may vary widely, and which is generally expected to increase our credit, operational, and other risks and (iv) the effect of the Pandemic on economies and markets, which in turn could adversely affect, among other things, the origination of new loans and the performance of our existing loans. The Pandemic is also expected to have a significant impact on our current expected credit loss (CECL) calculation and related provision under a new accounting standard that we were required to phase in beginning January 2020. The CECL calculation includes periodic estimates of the net amount expected to be collected over the contractual term of certain financial assets, and requires us to take into account, among other things, economic conditions forecasted over the life of the financial asset, including the current and anticipated effects of the Pandemic. Any forward-looking statement should be evaluated in light of these considerations. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Our Response to COVID-19

UMB

Operational Readiness

- Launched business continuity plans and executive level pandemic task force
- Early move to drive-through only branches to protect associates and customers
- Implemented remote working arrangements for ~80% of our staff
- Increased and strengthened network capacity
- Enhanced cleaning and disinfecting

Associates

- Improved social distancing for those whose roles require them to work onsite utilizing various sites across our footprint
- Supplemental compensation and additional PTO days for those unable to work remotely
- Providing lunch from local restaurants for associates on site
- Easy access to our associate assistance fund for associates impacted by the crisis
- Expanded health insurance coverage for COVID-19 testing and access to telehealth services

Communities

- UMB is a founding member of the Kansas City Regional COVID-19 Response and Recovery Fund.
- UMB was able to donate and deliver 2,400 N95 masks to 29 clients in eight states who are on the front line of the crisis, including hospitals and senior living facilities
- UMB's matching gift program helps extend the reach of our associates' generosity
- Supporting communities by sourcing meals from local customer-owned restaurants - more than 200 to date

Customers

- Options for consumer loan and mortgage deferment or modifications on an individual, customized basis
- A 90-day moratorium on initiating foreclosure on all mortgages and home equity lines and loans
- Access to additional credit lines extended on a case-by-case basis
- Individualized, flexible credit card repayment and payment deferral options, as well as a balance transfer opportunity
- Increased mobile deposit limits
- Augmented relief program to ensure bank fees do not reduce stimulus proceeds for eligible customers
- Six-month term loan payment deferral option for current small business customers
- Processed and received approval for more than 3,000 applications for over $1.4 billion in funded loans in the first wave of the Paycheck Protection Program
- Had more than 1,700 applications ready to process when the second wave opened up on April 27 to assist small business clients

3

Earnings Summary – 1Q 2020 The Company adopted ASU 2016-13 as of 1/1/2020. See additional information on slides 9-11. Non-GAAP adjustments include acquisition expense, severance expense, COVID-19 related expenses and the cumulative tax impact of these adjustments. See the non-GAAP reconciliations and additional information on slide 32. Non-GAAP adjustments include provision for credit losses. See the non-GAAP reconciliation and additional information on slide 33. Non-GAAP adjustments include goodwill and other intangibles, net. See ton-GAAP reconciliation and additional information on slide 34. $ in thousands, except share and per share data; unaudited

Noninterest Income – 1Q 2020 1st Quarter ‘20 Drivers As-stated noninterest income decreased $11.9MM, or 10.8%, compared to 4Q’19, primarily driven by: Reductions related to market valuation adjustments due to volatility, including a $16.6MM decrease in company-owned life insurance income, a $3.5MM reduction in income from UMB’s trading portfolio, and an $824k decrease in derivative income. Partially offset by An increase of $5.7MM in healthcare service charge income related to customer transfer and conversion fees; An increase of $1.0MM in brokerage fees, primarily driven by higher 12b-1 income; and An increase of $2.0MM in equity earnings on alternative investments and a $1.9MM gain on the sale of a building, both recorded in other income. Private Wealth new business AUM increased 36% linked-quarter and 80% vs. 1Q’19

Noninterest Income Composition Trust & Securities Processing Composition: ($ in millions) Source of Income: 1Q’20 4Q’19 1Q’19 Personal Banking $ 15.7 $ 16.2 $ 15.3 Institutional Banking 31.3 30.5 26.7   $ 47.0 $ 46.8 $ 42.0 Bankcard Fees Service Charges on Deposit Accounts Trust & Securities Processing Gains on Sales of Securities Trading & Investment Banking Other Brokerage Fees Insurance Fees & Commissions Excludes ($3.3 million) in other noninterest income, which represents (3.4%) of total.

Noninterest Expense – 1Q 2020 Operating noninterest expense, which excludes the impact of acquisition expense, severance expense and COVID-19 related expense, was $186.6 million for the first quarter of 2020, a decrease of $16.2 million, or 8.0 percent, compared to the linked quarter, and a decrease of $3.4 million, or 1.8 percent, compared to the first quarter of 2019. See slide 32 for a reconciliation of this non-GAAP financial measure. Noninterest expense decreased $14.8MM, or 7.3%, compared to 4Q’19, driven by: A decrease of $15.7MM in deferred compensation expense, the offset to the decrease in company-owned life insurance income; A decrease of $3.9MM in legal and consulting and $3.7MM in marketing and business development expense due to the timing of multiple projects; A decrease of $1.4MM in postage expense. These decreases were partially offset by an increase of $8.1MM related to seasonally higher payroll taxes, medical insurance and 401(k) expense; and an increase of $4.2MM in derivative expense. 1st Quarter ‘20 Drivers

Asset Quality

Current Expected Credit Loss (“CECL”) Implementation CECL Methodology and Key Assumptions Macroeconomic forecast Moody’s Baseline forecast as of March 27th 50% probability the economy performs better or worse Catalysts: COVID-19, equity market turmoil and plunge in global oil prices GDP forecasted to contract 2.2% in 2020; 18% contraction in 2Q20 including a 10% benefit from stimulus bill Peak COVID-19 infections by May 2020, and beginning to abate by July 13.7% decline in real consumer spending in 2Q20; heavily affected industries include air transportation, amusement parks, spectator amusements, and restaurants and bars (7% of GDP) 50% of industries locked down in April, 40% in May, and 20% in June 2Q20 avg. national unemployment rate 8.7%, rebound to 6.3% in 3Q20; 6.6% in 2021 10-Year Treasury Yield average of 0.77% in 4Q20 Fed Funds target rate unchanged at effective zero lower bound until 2022 Key Variables Unemployment rate 2-Year Treasury 10-Year Treasury BBB Corporate Yield Home Price Index ~30 different portfolio models Historical Industry loss experience data with scalers for commercial real estate portfolio 1 year reasonable & supportable period Source: Moody's Analytics

CECL: Conservative & Prudent Reserve Build 1Q20 Balances Allowance % of total ACL % Commercial $11,236 $157.9 83% 1.4% National Businesses $523 $3.6 2% 0.7% Consumer real estate $1,445 $4.2 2% 0.3% Credit cards $374 $18.8 10% 5.0% Other $372 $3.4 2% 0.9% Total Loans $13,950 $187.9 98% 1.4% HTM Securities $1,114 $3.2 2% 0.3% Total Loans & HTM Securities $15,064 $191.1 100% 1.3% $ in millions Commercial & Industrial loan portfolio accounted for more than two-thirds of the increase in reserves under COVID economic factors Commercial real estate accounted for 23% of the increase from Day 1 CECL reserves Ending allowance for credit losses of $188 million equals 150% of projected loss estimates under severely adverse scenario; coverage ratio of 1.4% is 2.8x peak NCO rate during financial crisis 1Q’20 provision expense of $88MM is 10.7x trailing 4-quarter avg provision and 11.5x 1Q’20 NCOs Elected 5-year regulatory capital phase-in under recently issued inter-agency guidance

CECL: Drivers of Change to Allowance 12/31/19 Day 1 Adjustment 01/01/20 Net Charge-offs Portfolio Changes 3/31/20 Economic Outlook Allowance for Credit Losses ($ in millions)

Net Charge-Off History (1) Commercial Loans includes commercial and industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC), plus consumer loans and DDA charge-offs.

Supporting Customers In Need Loan Modifications Commercial Banking Credit Line Draws & Utilization Paycheck Protection Program Size $2k - $10M Median size $122k Actively working to process applications in second round Modification requests represent ~12% of loan portfolio Business banking – proactive outreach to provide deferrals

Balance Sheet

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

Strong Capital Position Capital Ratio Trends (%) Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1 (1) These ratios are reflective of the Company’s election to utilize the 5-year regulatory capital phase-in of the adoption of ASU 2016-13 under recently issued inter-agency guidance.

High Quality Investment Portfolio Securities Held to Maturity $1.1 billion at March 31, 2020 Securities Available for Sale $7.6 billion at March 31, 2020 Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $7.5 billion Average Yield: 2.62% Duration: 50 months Average Balance: $1.1 billion Average Yield: 3.16% Duration: 70 months Total Portfolio Average Yield: 2.67% Duration: 53 months Agencies Corporates Municipals Mortgage-Backed Securities Treasuries

Securities Portfolio Statistics (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. AFS Portfolio Activity

Deposit Trends and Composition Commercial 29.5% Consumer* 26.7% Healthcare 13.2% Institutional 30.6% Non-Interest Bearing 34.3% Interest-Bearing MMDA & Savings 26.0% Time Deposits * Includes consumer banking, private wealth and small business By Type By Line of Business Deposit Growth & Cost Deposit Mix at March 31, 2020 Interest-Bearing Performance 35.0% 15-yr CAGR: 9.5% (2004-2019)

Growth of Diversified Loan Portfolio Average Loans & Yields 15-yr CAGR: 10.7% (2004-2019) Long-Term Track Record

Loan Portfolio Composition Loan Repricing / Maturity Schedule 55% of loans reprice in 2Q 2020 65% of loans reprice in the next 12 months Variable Rate Loans 64% of loans are variable, $8.9 billion at March 31, 2020 Tied to LIBOR for the next quarter: 68% or ~$6.1 billion Tied to Prime for the next quarter: 31% or ~$2.8 billion By Geography Loan Mix at March 31, 2020 Kansas City CO St Louis AZ 9.6% KS TX 11.0% Greater MO 5.8% NE-2.3% OK-1.9% MN-1.2% By Type Commercial* Construction Commercial Real Estate & Land Development Resi. Real Estate Consumer * Includes C&I, leases and commercial credit card.

Quarterly Loan Activity

Commercial & Industrial Loan Portfolio C&I Portfolio Statistics C&I Industry Composition * Other - 10% Auto-Related: 3.0% Food/Bev Manufacturing: 2.5% Entertain/Recreation: 2.1% Government/Education: 1.3% Consumer Services: 0.4% Utilities: 0.4% Textile Manufacturing: 0.3% C&I loans (including leases) at 03/31/20: $6.2 billion, 45% of total UMB loans Average loan size: $4.2 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Growth Trends $ billions Transp. / Warehouse Diversified Technology Materials Manufacturing Retail Healthcare Comm. Services Other * Agriculture RE & Construction Finance & Insurance Oil & Gas $6.2B 45% of loans

Commercial Real Estate – Disciplined Expansion Total CRE Composition CRE Growth Trends Construction / Land Dev. Owner-Occ CRE Retail Construction 1% Investment CRE $ billions Farmland Investment CRE and construction / land development managed by Real Estate Group (“REG”); details on following slide Commercial Real Estate & Construction at 03/31/20 $5.3 billion, 38% of total UMB loans $5.3B 38% of loans

Investment CRE / Construction Retail Multifamily Other * Office Building Hotel Industrial Sr. Living Student Housing Resi. Rental Investment CRE and Construction/Development loans $3.4 billion, 24% of total UMB loans Average Loan-to-value: 63% Recourse: 91% of portfolio Regulatory Concentrations: Total non-farmland CRE / Total RBC: 143% Construction & Development Loans / Total RBC: 42% Real Estate Group Overview UMB Investment CRE Composition * Other - 10% Self Storage: 2.1% Mixed Use: 1.9% Home Builder for-sale: 1.7% Healthcare: 1.5% Special Purpose: 1.5% Vacant Land: 1.2% Manufactured Housing Park: 0.1% $3.4B 24% of loans

Exposure to Sensitive Industries We analyzed our portfolios in each category for specific characteristics based on what is currently known, such as guarantees, recourse, liquidity positions and hedging strategies that provide protection, as well as those which may carry more risk if the current environment is prolonged. This “more impacted subset” are balances that we’re monitoring more closely.   Proactive dialog and customized solutions for clients Continuous monitoring of customer liquidity and outlooks for at-risk portfolios Oil & Gas ** Excludes construction properties that will come to market within 6 months.

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions)

Appendix

Dividend increase = 165.9% Industry Median* +59% increase *Industry is defined as publicly traded banks with dividend data reported for both 2005 and 2019, available at time of printing, 1/25/20. (142 banks) Source: S&P Global Returning Capital to Our Shareholders Annual Dividends Declared 2005 - 2019

Long-Term Value Creation Data as available at time of printing, 01/25/20. (1) See reconciliation of tangible book value per share on slide 34. *KBW Nasdaq Regional Bank Index (50 banks); **All publicly-traded banks with data reported for both 2004 and 2019; ***UMB traditional peer group (15 banks). Source: S&P Global. 15-Year Compound Annual Growth Rates 2004 - 2019 Diluted Earnings Per Share Tangible Book Value Per Share (1) UMBF KRX* Industry** Peer Median***

Non-GAAP Reconciliations In this presentation, we provide information about pre-tax pre-provision income, net operating (loss) income, operating (losses) earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, operating efficiency ratio, pre-tax, pre-provision earnings per share-diluted (PTPP EPS), tangible shareholders’ equity, tangible assets, tangible common equity ratio and tangible book value per share, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled on the next 3 slides. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition-, severance-, and COVID-19 related items that management does not believe reflect the Company’s fundamental operating performance. COVID-19 related expense includes hazard pay for branch associates, computer hardware expense to support associates working remotely, and additional cleaning and janitorial supplies to disinfect the Company’s premises. Pre-tax pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Net operating (loss) income for the relevant period is defined as GAAP net (loss) income, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, COVID-19 related expense, and the cumulative tax impact of these adjustments. Operating EPS-diluted is calculated as diluted (losses) earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Operating ROE is calculated as net operating (loss) income, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating (loss) income, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total non-GAAP revenue (which is calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net). Tangible book value per shares is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by the Company’s total shares outstanding. Tangible common equity ratio is calculated as the Company’s total shareholders’ equity, net of intangible assets, divided by the Company’s total assets, net of intangible assets.

Non-GAAP Reconciliations (i) Calculated using the Company's marginal tax rate of 22.2%. Net Operating Income Operating Noninterest Expense & Efficiency Ratio

Non-GAAP Reconciliations Pre-Tax, Pre-Provision Income Tangible Common Equity Ratio (unaudited; $ in thousands except per share data) (unaudited; $ in thousands)

Non-GAAP Reconciliations Tangible Book Value Share count for December 31, 2004 adjusted for Company’s 2-for-1 stock split on May 31, 2006. (1)